Employee Benefit Plans	12 Months Ended
Mar. 31, 2026
Employee Benefit Plans [Abstract]
Employee Benefit Plans

15. Employee Benefit Plans

Employees of the Company located in Hong Kong participate in a compulsory saving scheme (pension fund) for the retirement of residents in Hong Kong. Employees are required to contribute monthly to mandatory provident fund schemes provided by approved private organizations, according to their salaries and the period of employment. The Group has a defined contribution pension scheme for its qualifying employees. The scheme assets are held under a provident fund managed by an independent fund manager. The Company and its employees are each required to make contributions to the scheme calculated at 5% of the employees’ basic salaries on monthly basis, subject to a cap of monthly relevant income of HK$30,000 (US$3,844).

Defined Benefit Pension Plan

Employment Ordinance of the Laws of Hong Kong requires employers to assure the liability of severance payment if an employee who has been working for the employer for not less than 24 months under a continuous contract is, due to redundancy, dismissed, laid off, or upon expiry of a fixed-term employment contract. The ordinance also requires employers to assure the liability of long service payment if an employee who has been working for the employer for not less than 5 years under a continuous contract is dismissed, dies, resigns on ground of ill health or on or after 65 years old, or upon expiry of a fixed-term employment contract. There were 73, 127 and 236 employees as of March 31, 2026, 2025 and 2024, respectively.

The following table sets forth a summary of net periodic benefit cost for the years ended March 31, 2026, 2025 and 2024:

	Year Ended March 31,
	2026	2025	2024
Interest cost	$542	$1,390	4,004
Current service cost	6,197	17,416	39,295
Gain on settlement	(34,373)	(81,046)	(18,150)
Recognized net actuarial (gains) losses	500	(23,832)	12,715
Net periodic benefit cost	$(27,134)	$(86,072)	37,864

	2026	2025	2024
Actuarial assumptions used to determine net cost:
Discount rate	2.27% - 3.58%	2.88% - 3.64%	3.48% – 4.30%
Expected return on assets	4.00%	3.00% - 3.64%	3.48% – 4.30%
Rate of increase in salary	2.50%	2.50%	2.50%

Undiscounted Future benefit payments under the plans for the next ten years are estimated as follows:

For the year ending March 31,
2027	$41,280
2028	—
2029	—
2030	9,445
2031	11,366
2032 – 2036	85,124
Total	$147,215

The following tables provide a reconciliation of the changes in the benefit obligations for the years ended March 31, 2026, 2025 and 2024, and a summary of the funded status as of March 31, 2026 and 2025:

	Year Ended March 31,
	2026	2025	2024
Change in Benefit Obligations, (net)
Balance at beginning of year	$60,829	$146,191	$107,956
Interest cost	542	1,390	4,004
Current service cost	6,197	17,416	39,295
Gain on settlement	(34,373)	(81,046)	(18,150)
Benefit paid	(862)	—	—
Actuarial (gain) loss	500	(23,832)	12,715
Exchange difference	(349)	710	371
Balance at end of year	$32,484	$60,829	$146,191

	2026	2025
Gross long service payment obligation	$(48,522)	$(96,934)
Add: Attributed contributions	16,038	36,105
Total net unfunded amount recognized in consolidated balance sheets	$(32,484)	$(60,829)

Net unfunded amounts recognized in consolidated balance sheets consist of:
Current liabilities included in accrued expenses and other current liabilities	$(21,429)	$(26,467)
Long-term liabilities included in other long-term liabilities, net of current portion	(11,055)	(34,362)
Total net unfunded amount recognized in consolidated balance sheets	$(32,484)	$(60,829)